UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 17, 2006

HOMEBANC CORP.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia		30319
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, including area code:	(404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 17, 2006, HomeBanc Corp. (“HomeBanc”) and HomeBanc Mortgage Corporation (“HBMC”) entered into the Loan and Security Agreement dated as of November 17, 2006 (the “Loan Agreement”) by and among JPMorgan Chase Bank, N.A. (“JPMorgan”), as the Administrative Agent for the Various Lenders from time to time; the Various Lenders who are parties thereto (“Lenders”); HBMC; HomeBanc; KeyBank National Association, as Syndication Agent; Commerzbank Aktiengesellschaft New York Branch and Grand Cayman Branch, BNP Paribas and US Bank National Association, as Documentation Agents; and J.P. Morgan Securities Inc. as Sole Bookrunner and Sole Lead Arranger. HBMC is a wholly-owned subsidiary of HomeBanc. The Loan Agreement provides for a $75 million committed facility. Borrowings under the Loan Agreement will be secured by servicing rights and receivables on servicing advances relating to mortgage loans originated by HBMC and/or serviced by HBMC. Borrowings under the Loan Agreement bear interest at floating interest rates based on the interest rates available to lenders in the interbank market in London (LIBOR) plus a spread ranging from 1.50% to 1.75% per annum depending on the type of collateral that supports the particular advance.

The Loan Agreement specifically incorporates by reference the covenants set forth in the $500 million committed facility governed by the terms of the Master Repurchase Agreement dated as of October 31, 2006 (the “Warehouse Repurchase Agreement”), by and among JPMorgan, as the Administrative Agent for the Various Buyers from time to time; the Various Buyers who are parties thereto; HomeBanc; HBMC; KeyBank National Association, as Syndication Agent; Commerzbank Aktiengesellschaft New York Branch and Grand Cayman Branch, BNP Paribas and US Bank National Association, as Documentation Agents; and J.P. Morgan Securities Inc. as Sole Bookrunner and Sole Lead Arranger. Borrowings made by HomeBanc and HBMC under the Loan Agreement will reduce the commitments under the Warehouse Repurchase Agreement.

The Loan Agreement expires on the earlier to occur of October 30, 2007 and the termination date of the Warehouse Repurchase Agreement.

A copy of the Loan Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On November 17, 2006, HomeBanc and HBMC entered into the Loan Agreement described in Item 1.01 of this Current Report. The information contained in Item 1.01 of this Current Report is incorporated herein by this reference.

Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits.

10.1

Loan and Security Agreement dated as of November 17, 2006 between JPMorgan Chase Bank, N.A. (“JPMorgan”), as the Administrative Agent for the Various Lenders from time to time; the Various Lenders who are parties thereto; HomeBanc Mortgage Corporation; HomeBanc Corp.; KeyBank National Association, as Syndication Agent; Commerzbank Aktiengesellschaft New York Branch and Grand Cayman Branch, BNP Paribas and US Bank National Association, as Documentation Agents; and J.P. Morgan Securities Inc. as Sole Bookrunner and Sole Lead Arranger

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 21, 2006

HOMEBANC CORP.

		By:	/s/ ALANA L. GRIFFIN
		Name:	Alana L. Griffin
		Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1

Loan and Security Agreement dated as of November 17, 2006 between JPMorgan Chase Bank, N.A. (“JPMorgan”), as the Administrative Agent for the Various Lenders from time to time; the Various Lenders who are parties thereto; HomeBanc Mortgage Corporation; HomeBanc Corp.; KeyBank National Association, as Syndication Agent; Commerzbank Aktiengesellschaft New York Branch and Grand Cayman Branch, BNP Paribas and US Bank National Association, as Documentation Agents; and J.P. Morgan Securities Inc. as Sole Bookrunner and Sole Lead Arranger